Exhibit 99.1

© Rhythm® Pharmaceuticals, Inc. All rights reserved. ® April 2022 Rhythm Pharmaceuticals Targeting MC4R pathway and transforming the care of patients with rare genetic diseases of obesity

® 2 This presentation contains certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and that involve risks and uncertainties, including without limitation statements regarding the potential, safety, efficacy, and regulatory and clinical progress of setmelanotide, including the anticipated timing for initiation of clinical trials and release of clinical trial data and our expectations surrounding potential regulatory submissions, approvals and timing thereof, our business strategy and plans, including regarding commercialization of setmelanotide, the application of genetic testing and related growth potential, expectations surrounding the potential market opportunity for our product candidates, the sufficiency of our cash, cash equivalents and short - term investments to fund our operations, and strategy, prospects and plans, including regarding the commercialization of setmelanotide. Statements using words such as "expect", "anticipate", "believe", "may" and similar terms are also forward - looking statements. Such statements are subject to numerous risks and uncertainties, including but not limited to, our ability to enroll patients in clinical trials, the outcome of clinical trials, the impact of competition, the ability to achieve or obtain necessary regulatory approvals, risks associated with data analysis and reporting, our liquidity and expenses, the impact of the COVID - 19 pandemic on our business and operations, including our preclinical studies, clinical trials and commercialization prospects, and general economic conditions, and other risks as may be detailed from time to time in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q and other reports we file with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward - looking statements contained in this presentation or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise. Forward Looking Statements

® 3 Transforming Care of Patients with Rare Genetic Diseases of Obesity Commercial availability in U.S. meeting expectations and market access advancing in key international markets Poised to deliver on Bardet - Biedl in the near - term: PDUFA June 16, 2022 Clinical development meaningfully expands addressable patient population FDA - approved in November 2020 EC marketing authorization received July 2021

® 4 Early - onset, Hyperphagia and Severe Obesity Have a Significant Impact on Patients with Bardet - Biedl Syndrome and their Families “My weight is my biggest challenge, and it affects every aspect of my daily activities. When I’m hungry, I can’t stop it because I don’t have the signal from my stomach to my brain.” Izzy, who was diagnosed with BBS when she was 5 years old. “ The most prevalent issue in Izzy’s life and our family’s life.” Leigh, Izzy’s mom. BORN WITH: Born with bradidactyl , tracheomalacia, small heart murmur and an unexplained fever 2 MONTHS OLD: Excessive weight gain becoming noticeable 3 YEARS OLD: Surgery to correct large chiari malformation BY 4 YEARS OLD: Seen by 15 doctors in six different states 4 ½ YEARS OLD: Ophthalmologist diagnosed retinitis pigmentosa; RP plus hyperphagia and severe obesity led to clinical diagnosis of BBS

MC4R Pathway Biology is Clear and Strong: Regulates Hunger, Caloric Intake, Energy Expenditure and, Consequently, Body Weight

Setmelanotide can redress MC4R pathway impairment contributing to early-onset, severe obesity


POMC NEURON
Leptin
ALMS1
BBSx
LEPR
SH2B1
RAI1
SRC1
Satiety Signals
(e.g. Leptin)
POMC
PCSK1
UPSTREAM
MC4R-EXPRESSING
NEURON
MC4R
MSH
ACTIVATION
↓ Appetite
↓ Weight
↑ Energy expenditure
DOWNSTREAM
Setmelanotide

5

Rhythm PHARMACEUTICALS

® 6 Executing on Gene - by - gene Strategy to Expand Reach of Setmelanotide BBS ( all ) ALMS1 U.S. and EU Regulatory Submissions Filed Setmelanotide lifecycle advancements Pediatric patients (2 - 6 years old) and weekly formulation Genes in Clinical Development DAYBREAK Phase 2 10 additional genes related to MC4R pathway (heterozygous or single allele variants) POMC PCSK1 LEPR Genes Approved (biallelic) EMANATE Phase 3 POMC PCSK1 LEPR SRC1 SH2B1

Clinical Development Programs Designed to Expand the Setmelanotide Opportunity

Now approved

600 – 2,500**

IMCIVREE®
(setmelanotide) injection

Obesity due to POMC, PCSK1 or LEPR deficiency

Potential U.S. launch in mid-2022£

2,000 – 3,000**

Bardet-Biedl and Alström syndromes

Clinical development expansion

Phase 3 EMANATE Trial€

Four independent sub-studies

6,000†	**Heterozygous POMC/PCSK1 deficiency**
4,000†	**Heterozygous LEPR deficiency**
20,000†	**SRC1 deficiency**
23,000†	**SH2B1 deficiency**

Phase 2 DAYBREAK Trial

Exploring an additional **10 genes**

** Estimated prevalence of U.S. patients based on company estimates; does not include ex-U.S. prevalence estimates.

† Estimated U.S. patients based on population* with early-onset, severe obesity who may benefit from setmelanotide based on Rhythm sequencing results and current estimated responder rates; does not include ex-U.S. prevalence estimates.

* 1.7% of the US population (328M; 2019 US census) presents with severe early onset obesity (Hales et al 2018ł); ~95% of individuals with severe early onset obesity remain obese into adulthood (Ward et al 2017); £ U.S. and EU regulatory submissions for BBS and Alström syndrome filed in September and October 2021, respectively. € Planned EMANATE trial would include patients with variants classified as pathogenic, likely pathogenic or of uncertain significance, and patients with N221D variant;

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Rhythm® PHARMACEUTICALS

® 8 Bardet - Biedl Community is Established and Patients are Identified U.S. prevalence estimated to be 1,500 to 2,500 patients More than 600 individuals living with BBS are enrolled in CRIBBS registry Estimated European prevalence estimated to be ~2,500 patients More than 1,500 individuals identified in EU4 + UK at ~20 academic medical centers with >40 BBS patients

URO: >20%Sequenced Individuals with Severe Obesity Carry Variants in MC4R Pathway Genes Targeted for EMANATE, DAYBREAK or BBS

5.1% of individuals sequenced eligible for **EMANATE**

13.1% of individuals sequenced eligible for **DAYBREAK**

1.96% of individuals who were sequenced may carry biallelic variants in one of 22 BBS genes or the *ALMS1* gene up to **0.34%**

carried variants considered pathogenic or likely pathogenic



* Represents a weighted yield from 8,599 URO samples collected as of July 12, 2021. Prior to May 2021, Rhythm's URO panel tested for variants in 40 obesity-related genes, including 11 genes eligible for the DAYBREAK or EMANATE trials; data for those 11 genes is available in all 8,599 samples. Rhythm launched URO 2.1/3.0 in early May 2021, which now sequences 79 obesity-related genes and the 16p11.2 chromosomal region, including 25 additional DAYBREAK/EMANATE genes. Data on all 79 genes (including all 36 DAYBREAK/EMANATE genes) was available for 788 patients and used to calculate a weighted yield across the total study population

9

Rhythm® PHARMACEUTICALS

® 10 Synergistic Strategy Drives Patient Identification for Clinical Trials and Commercialization • Disease state education and awareness • Field teams • HCP education programs • Digital outreach efforts • Uncovering Rare Obesity • Genetic counseling services Genetic Sequencing Community Building 3 Potential Options Six clinical trials in 2022 Future clinical trials

® 11 David Meeker, MD Chair, President and Chief Executive Officer Hunter Smith Chief Financial Officer Linda Shapiro Manning, MD, PhD Chief Medical Officer Jennifer Chien Executive Vice President, Head of North America Yann Mazabraud Executive Vice President, Head of International Joe Shulman Senior Vice President, Technical Operations 25 - plus years; focus on rare genetic disease treatments, including Aldurazyme®, Fabrazyme® and Myozyme ® 20 - plus years in finance, M&A, capital markets; financial leadership for Otezla ® 20 - plus years in obesity medicine as an HCP and industry leader 20 - plus years leading global commercial strategy in rare diseases 20 - plus years leading global commercial strategy in rare diseases 20 - plus years experience leading CMC, supply chain planning and quality assurance and control Rhythm Leadership – Strong Team with Broad Biopharma Experience

® 12 IMCIVREE® (setmelanotide) Commercial availability in U.S. meeting expectations and market access advancing in key international markets

® 13 Mean % Change in Body Weight Visit BL V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 FV 0% – 5% – 10% – 15% – 20% – 25% Mean % Change in Body Weight BL V2 V3 V4 V5 V6 V7 V8 V9 V10 V12 FV 0% – 2% – 4% – 6% – 8% – 12% – 10% U.S. and EU Approvals of IMCIVREE Based on Phase 3 Data from Largest Studies Conducted in Obesity due to POMC, PCSK1 or LEPR Deficiency PCSK1, proprotein convertase subtilisin/kexin type 1; POMC, proopiomelanocortin; V, visit; FV, final visit . Reference: IMCIVREE Prescribing Information; * Data as of Nov. 16, 2020 cutoff as presented on Dec. 22, 2020 corporate conference call. POMC/PCSK1 5.5 kg mean increase in weight during double - blind withdrawal period* LEPR 5.0 kg mean increase in weight during double - blind withdrawal period* of participants achieved ≥10% weight loss (95% CI, 44.39% to 97.48%); P= 0.0002; n=10 PRIMARY ENDPOINT of participants achieved ≥10% weight loss (95% CI, 16.75% to 76.62%); P <0.0002; n=11 PRIMARY ENDPOINT 80% 45.5% Long - term extension study: • 12 of 15 eligible POMC patients enrolled * • 12 of 15 eligible LEPR patients enrolled * V11 Supplemental patients: • 100% of POMC (n=4) and LEPR (n=4) supplemental patients achieved >10% weight loss*

® 14 First three quarters of IMCIVREE commercial availability: • $3.2M revenue in 2021 • Positive coverage decisions, reimbursement and access • Continued focus on HCP engagement • Patient Services and Corporate Accounts teams in place and making a difference IMCIVREE Launch 38 year old : W ent from being constantly distracted by hunger to forgetting to eat 11 year old: M om said: “ S ee, this is not your fault.” INITIAL PATIENT EXPERIENCE:

® 15 International Market Access: First Commercial Sales Expected in Germany and France in Second Quarter 2022 Germany • Commercial launch anticipated in Q2 2022 • IMCIVREE exempted by Federal Joint Committee (G - BA) from Annex II (Lifestyle products) France • Paid early access granted by Haute Autorité de Santé (HAS) • First sales anticipated in Q2 2022 • Fast - track procedure obtained • Reimbursement dossier submitted United Kingdom • Selected for Highly Specialized Technology evaluation; Positive discussion at initial NICE Committee meeting in December 2021 Italy • Reimbursement dossier submitted to Italian Medicines Agency (AIFA) in July 2021 Spain • Reimbursement dossier ready for submission; Agency of Medicines and Medical Devices (AEMPS) issued positive Therapeutic Positioning Report with no restriction to label The Netherlands • Reimbursement dossier submitted Israel • Patients identified for named patient sales; Reimbursement dossier ongoing

® 16 Bardet - Biedl and Alström Syndromes Poised to deliver on Bardet - Biedl in the near - term

Bardet-Biedl and Alström Syndromes Associated with Severe Obesity and Hunger

Bardet-Biedl syndrome[1]

Rare ciliopathy disorder resulting from genetic variants within **BBS family of genes**


Hyperphagia
Progressive vision impairment/loss
Early-onset, severe obesity
Polydactyly (extra finger or toe)
Renal disease
Hyperphagia
Progressively worsening vision and hearing
Cardiomyopathy
Early-onset, severe obesity
Type 2 diabetes
Endocrine abnormalities

Alström syndrome[2,3]

Rare ciliopathy disorder associated with **ALMS1 mutation**

"Critical to treat obesity, absolutely critical!" – PCP[4]

References: 1. Forsythe E, Beales PL. Bardet-Biedl Syndrome. 2003 Jul 14 [Updated 2015 Apr 23]. In: Adam MP et al, eds. GeneReviews® [Internet]. Seattle (WA): University of Washington, Seattle; 1993-2018. https://www.ncbi.nlm.nih.gov/books/NBK1363/. **2.** Marshall JD et al. *Curr Genomics*. 2011;12(3):225-235. **3.** Marshall JD et al. Alström Syndrome. 2003 Feb 7 [Updated 2012 May 31]. In: Adam MP et al, eds. GeneReviews® [Internet]. Seattle (WA): University of Washington, Seattle; 1993-2018. https://www.ncbi.nlm.nih.gov/books/NBK1267/. **4.** From market reserach interviews.

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Rhythm® PHARMACEUTICALS

® 18 Hyperphagia’s Severe Impact on Lives of Patients with BBS and their Caregivers Excerpted from in - depth qualitative interviews with patients with BBS and/or their caregivers who were participating in an open - label extension study of setmelanotide. I was eating pretty much whatever, whenever and wasn’t able to stop myself from eating or sneaking food in the middle of the night.” Patient …At one point, [~2 years old] he found where the white flour was…. and was able to pull the container out of the pantry and just sat down and was eating flour.” Caregiver We had to put locks on the fridge at one point to kind of keep her from eating cheeses.” Caregiver She couldn’t do as well in school because she was thinking about what was in her lunchbox or what she was going to get at lunch ...” Caregiver …I constantly felt like I was failing…. because if I did not give her extra food, then I felt terrible for denying her that when I knew she felt like she was starving, and if I did give it to her, I felt like I was slowly killing her and causing her health problems.” Caregiver

Vast Majority of BBS Patients* had Clinically Meaningful Response to Setmelanotide at One Year on Therapy in Pivotal Study

Phase 3 trial achieved all predefined primary and key secondary endpoints

Adults ≥ 18 years old (n=15)

46.7%
(7/15) had
≥10% weight reduction

60%
(9/15) had
≥5% weight reduction

−9.1% mean % **change in BMI**

Patients younger than 18 (n=14)

85.7%
(12/14**) had a
reduction in BMI-Z ≥0.2

−0.75
points
mean change in BMI Z score

−9.5% mean % **change in BMI**

*A total of 28 patients were older than 12 years old and included in the primary analysts set, 15 adults and 13 patients between the ages of 12 and 18; ** One patient was younger than 12 at enrollment and therefore not evaluable in for the primary endpoint; As presented on Dec. 22, 2020, corporate conference call, reflecting data cut-off of Dec 2. 2020, and as presented at The Endocrine Society Annual Meeting in March 2021.

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Rhythm® PHARMACEUTICALS

® 20 Phase 3 Trial: Setmelanotide Led to Significant BMI Reduction in Patients with BBS Versus Placebo at Week 14 As presented at ESPE 2021 – 59th Annual European Society for Paediatric Endocrinology Meeting, September 2021. Difference: - 3.8% P <0.05 Patients with BBS treated with setmelanotide achieved an average BMI reduction of −1.5 kg/m 2 (−3.8%) at Week 14 compared with patients on placebo who saw negligible weight loss ( P <0.05) 14 - week placebo - controlled data - 4.3% - 0.5% -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 Setmelanotide N=16 Placebo N=16 Average change in BMI, % Percent BMI Change From Baseline

® 21 Phase 3 Trial: Setmelanotide Achieved Clinically Meaningful Reduction in Hunger in Adults and Children with BBS at Week 52 Daily most hunger score weekly average percent change from placebo - controlled period baseline by week among participants without cognitive impairment who were 12 years old or older. Data on file at Rhythm. Data show separation in hunger reduction during placebo period followed by placebo group reaching treatment levels rapidly after crossover; all patients on placebo crossed over to treatment at week 14. - 30.9% -60.0 -50.0 -40.0 -30.0 -20.0 -10.0 0.0 Mean change in daily maximal hunger score weekly average, % n=16 P< 0.0001 Mean baseline 7.3

® 22 CHMP recommendation on Type II Variation Application anticipated in June 2022** U.S. and EU Regulatory Submissions for BBS and Alström Syndrome Recently Completed sNDA Accepted by U.S. FDA; Assigned PDUFA target date of June 16, 2022 Pivotal Phase 3 trial met all primary and key secondary endpoints * *All patients who met the primary endpoint defined as more than 10 percent weight loss had BBS and none had Alström syndrome. **Rhythm withdrew Alström syndrome from EMA regulatory submission.

® 23 Rhythm Continues to Advance to BBS Commercial Launch Rhythm is ready to launch in BBS • Commercial foundation established • Experienced commercial team in place • >350 patients already identified Solution • Address root cause • Hunger reduction • Weight loss • Established safety profile Unmet need in BBS • Hyperphagia • Severe obesity • Co - morbidities • Current disease management strategies don’t work

® 24 Roadmap to Identifying Patients with BBS Identified and diagnosed Diagnosed patients Suspected Undiagnosed U.S. prevalence estimated to be 1,500 to 2,500 patients* >350 Identified and diagnosed patients * Company estimate based on published prevalence estimates of one in 100,000 in North America.

® 25 Clinical Development Meaningful Expansion of Addressable Patient Population

Clinical Programs Designed to Achieve Label Expansion on Track

	Patient Population	Phase 2	Phase 3	Market Authorization Approved
IMCIVREE™ (setmelanotide) injection	POMC, PCSK1 or LEPR deficiency	✓	✓	✓ US, EU, Great Britain
Setmelanotide *daily formulation*	Bardet-Biedl syndrome (BBS) or Alström syndrome	✓	✓	PDUFA target date: June 16, 2022 Type II Variation submitted to EMA*
	Pediatrics (age 2 to <6 years); biallelic POMC, PCSK1 or LEPR deficiency or BBS	- - -	●	
	Heterozygous POMC/PCSK1/LEPR SRC1, SH2B1	Basket Study ✓	Emanate (Obesity and Hunger Clinical Trial) ○	
	Additional 10 genes with very strong MC4R pathway relevance	Daybreak (Obesity and Hunger Clinical Trial) ●		
	Hypothalamic obesity	●		
Setmelanotide *weekly formulation*	Biallelic or heterozygous POMC, PCSK1 or LEPR deficiency or BBS		Switch Study ●	
	BBS		*De novo* Study ○	

✓ Denotes study complete, ● Denotes study underway; ○ Denotes planned study

*Rhythm withdrew Alström syndrome from EMA regulatory submission.

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Rhythm® PHARMACEUTICALS

EMANATE and DAYBREAK Studies to Drive Significant Expansion of Setmelanotide's Potential Addressable Market

Phase 3 EMANATE Trial€

Four independent sub-studies

6,000†	**Heterozygous POMC/PCSK1 deficiency**
4,000†	**Heterozygous LEPR deficiency**
20,000†	**SRC1 deficiency**
23,000†	**SH2B1 deficiency**

Phase 2 DAYBREAK Trial

Exploring an additional **10 genes**

Emanate

Obesity and Hunger Clinical Trial

Daybreak

Obesity and Hunger Clinical Trial

† Estimated U.S. patients based on population with early-onset, severe obesity who may benefit from setmelanotide based on sequencing results, current estimated responder rates and that 1.7% of the US population (328M; 2019 US census) presents with severe early onset obesity (Hales et al 2018‡); ~95% of individuals with severe early onset obesity remain obese into adulthood (Ward et al 2017); £ U.S. and EU regulatory submissions for BBS and Alström syndrome filed in September and October 2021, respectively. € Planned EMANATE trial would include patients with variants classified as pathogenic, likely pathogenic or suspected pathogenic;

27

Rhythm® PHARMACEUTICALS

® 28 Proof of Concept in HETs, SRC1 and SH2B1 Established in Exploratory Phase 2 Basket Study with Clinically - meaningful Weight Loss at Month 3 34.3% of patients (12/35) achieved the primary endpoint of ≥5% weight loss from baseline at Month 3 Responses to setmelanotide were maintained through 6 and 9 months 30% of patients (9/30) achieved the primary endpoint of ≥5% weight loss or ≥0.15 reduction in BMI Z score from baseline at Month 3 SRC1 Deficiency Obesity SH2B1 Deficiency Obesity HETs Obesity POMC/PCSK1/LEPR Heterozygous Deficiency 42.9% of patients (15/35) achieved the primary endpoint of ≥5% weight loss or ≥0.15 reduction in BMI Z score from baseline at Month 3

® 29 Phase 3 EMANATE 3 Trial to Evaluate Setmelanotide Across Four Genetic Subtypes Four independent sub - studies : allows for independent data readouts and potential registrations Targeted patient populations: Patients with pathogenic, likely pathogenic or suspected pathogenic variants • ~ 5.1% patients with early - onset obesity test positive for eligible variants with Rhythm’s URO Phase 2 data: supportive of probability of success in each study Primary Endpoint: BMI better suited to patient population including adults and children First patient: 1H2022 Total Addressable Market : potential of 53,000 patients in the U.S.

® 30 ACMG Variant Classification Can Inform MC4R Pathway Deficit and Potentially Setmelanotide Response Pathogenic Likely pathogenic VUS Likely benign Benign Number of variants Pathway impact science *ACMG Guidelines Richards et al, 2015 Variants of Uncertain Significance • Largest category of rare variants • Inherently heterogeneous

® 31 Rhythm’s Approach to VUS Functional Assessment “Low” “Mid” “High” Suspected Pathogenic Benign Likely Benign Likely pathogenic Pathogenic Uncertain Significance Increasing potential for setmelanotide response Molecular, genetic and clinical characterization of VUS variants to elucidate pathogenicity and likelihood of setmelanotide response Assessment of setmelanotide in patients with VUS variants to establish genotype - response correlations Collaboration with genetic testing labs, clinical genetics community and ACMG to accelerate re - classification and sub - classification of VUS

Phase 2 Daybreak Trial to Evaluate Setmelanotide Across 10 New Genes

Daybreak
Obesity and Hunger Clinical Trial

Relevance to MC4R Pathway: Rhythm's ClinGen-based framework suggests all 10 genes have very strong relevance to MC4R Pathway

Efficient, two-stage trial design

- **16-week, open-label run-in** in allows for fast signal-seeking in individual gene cohorts
- **24-week, double-blind treatment** period enables robust proof of concept
- Each genetic cohort can read out independently

First patient: January 2022

Approximately 13.1% of patients with early-onset obesity test positive for DAYBREAK-eligible variants with Rhythm's URO

32
Rhythm® PHARMACEUTICALS

Phase 2 Daybreak Trial is Evaluating Setmelanotide in 10 Genes with Strongest Association with Severe Obesity and MC4R Pathway

Gene	Details
MAGEL2	MAGEL2 knockout mice are hyper-responsive to setmelanotide
KSR2	KSR2 knockout mice treated with MC4R agonist show reduced appetite
SIM1	SIM1 is a transcription factor expressed in MC4R neurons and is associated with severe obesity
PHIP	PHIP variants can disrupt POMC expression and are associated with severe, early-onset obesity
TBX3	TBX3 neuronal knockout mice causes abnormal POMC development and obesity
MRAP2	MRAP2 knockout mice treated with MC4R agonist show reduced appetite
HTR2C	HTR2C knockout mice treated with MC4R agonist show reduced appetite
TRPC5	TRPC5 mediates leptin effect of POMC neurons and disruption causes obesity & hyperphagia
PLXNA4	PLXNA4 & SEMA3G are 2 of 13* known genes in the class 3 Semaphorin (SEMA3) pathway that is associated with development of hypothalamic neurons that mediate MC4R pathway signaling.
SEMA3G	

* The remaining 11 SEMA3 pathway genes are also listed in DAYBREAK trial protocol but are currently paused for enrollment (together 9 other MC4R pathway genes). Initiation of DAYBREAK enrollment for paused genes will be based upon observed response from the initial 10 prioritized genes and resource allocation priorities.

33

Rhythm® PHARMACEUTICALS

® 34 Improved URO with Expanded Gene Panel Launched in July 2021 URO Utilization as of Dec. 31, 2021 >2,700 U.S. health care providers with pediatric endocrinologists and pediatricians accounting for >50% >13,000 sequence samples completed ~20% 6 years old and younger ~80% 7 years old and older * As identified by Rhythm based on proprietary criteria. Obese (Class 3) Obese (impaired) 40 – 44.9 45 – 49.9 >50 Obese (Class 2) 35 – 39.9 Genetic testing for individuals with BMI >40

® 35 Site initiations underway • Approximately 65 trial sites in 14 countries in North America, Europe and the Middle East • Trial sites to service both EMANATE and DAYBREAK • Area Development Managers in the field building referral network Parallel Operations to Support both EMANATE and DAYBREAK Referral Site Trial Site Referral Site Referral Site Referral Site Referral Site HS0

® 36 Setmelanotide has been evaluated in 639 patients with obesity, with some individual patient treatment durations now exceeding five years Setmelanotide has been generally well - tolerated Most AEs are mild: • Mild injection site reactions • Hyperpigmentation and skin lesions, mediated by the closely related MC1 receptor • Nausea/vomiting: mild and early in treatment Discontinuations are rare; no increase in CV parameters: • In POMC and LEPR pivotal trials, setmelanotide was not associated with significant changes to blood pressure or heart rate Setmelanotide Generally Well - tolerated Across Development Program Patient experience with setmelanotide* * Data as of March 8, 2021, inclusive of trial participants who received daily or weekly formulation of setmelanotide. Duration on therapy # of patients < 1 year 545 > 1 year 94 > 2 years 40 > 3 years 17 > 4 years 3 > 5 years 2

® 37 Continued Transformational Progress Expected in 2022 1H 2022 ض Initiate Phase 2 DAYBREAK trial ض Initiate Phase 3 “switch study” of weekly formulation ض Initiate Phase 3 trial in pediatric patients aged 2 - 6 years old Initiate Phase 3 EMANATE trial PDUFA target date for BBS and Alström syndrome: June 16, 2022 Initial data from Phase 2 in MC4R patients Initial data from Phase 2 trial in hypothalamic obesity Long - term data in BBS; biallelic POMC/PCSK1/LEPR CHMP decision on BBS 2H 2022 Initiate Phase 3 “ de novo study” of weekly formulation

® 38 Financial Snapshot: Cash Sufficient to Fund Planned Operations into 4Q 2023 $294.9 Million * Cash, cash equivalents and short - term investments as of 12/31/2021 Guidance ** cash expected to be sufficient to fund operations into 4Q 2023 50.2 Million € Common shares outstanding As disclosed on Form 10 - K on March 1, 2022; ** Cash out guidance reflects clinical program changes announced on April 6,2022 ; € Includes basic and diluted share count; † Analyst coverage includes all brokerage firms known by the company as of January 2022 to have analysts covering the company. This list may not be complete and is subject to change. Analyst opinions, estimates or forecasts are their own and may not represent the opinions, estimates or forecasts of the company. Analyst coverage † BofA Securities; Canaccord Genuity; Cowen; Goldman Sachs; Ladenburg Thalmann ; Morgan Stanley; Needham; Stifel; Wells Fargo

® 39 Appendix

® 40 In December 2021, RareStone was granted an exclusive license to develop and commercialize IMCIVREE in China, including mainland China, Hong Kong and Macau RareStone agreed to: • Seek local approvals to commercialize IMCIVREE for the treatment of obesity and hyperphagia due to POMC, PCSK1 and LEPR deficiency, as well as BBS and Alström syndrome • Fund efforts to identify and enroll patients from China in EMANATE trial Under the terms of the agreement: • RareStone made an upfront payment of $7M and issued $5M in equity to Rhythm • Rhythm eligible to receive development and commercialization milestones of up to $63.5M, as well as tiered royalty payments on annual net sales of IMCIVREE Exclusive Licensing Agreement with RareStone Expected to Expand Reach into Asia

® 41 Results from Exploratory Phase 2 Basket Trial

® 42 Phase 2 Basket Study Evaluated Response at Three Months of Therapy Adult starting dose 2 mg Adolescent starting dose 1 mg Adult therapeutic dose 3 mg Adolescent dose titration to 2 mg Open - label dose - titration 4 weeks Final visit or bridge to extension study Screening 2 - 8 weeks 10 weeks Open - label treatment at therapeutic dose 3 mg Open - label treatment Week 2 End of study or extension study a Visit 6 Week 16 (Primary assessment) a Final visit at week 20 for patients not enrolling in a separate extension study Week 0 (Baseline) Visit 2 Visit 1 Week 4 Visit 3 Week 8 Visit 4 Week 12 Visit 5 Week 20 Visit 7 Primary endpoint is the proportion of patients who achieve >5% weight loss at 12 to 16 weeks on therapy

® 43 Clinical Characteristics of Patients Enrolled in Exploratory Phase 2 Basket Study N= 35 39 years old (15 - 68) 316 lbs/ 143 kgs 50 kg/m 2 HETs deficiency obesity Heterozygous POMC, PCSK1 or LEPR N= 30 a 31 years old (9 - 66) 270 lbs/ 123 kgs 45.4 kg/m 2 HETs Heterozygous POMC, PCSK1 or LEPR SRC1 deficiency obesity SH2B1 deficiency obesity N= 35 a 31 years old (8 - 67) 280 lbs/ 127 kgs 47.2 kg/m 2 a Patients who received ≥1 dose of study drug and completed baseline assessment Mean age (range) Mean weight Mean BMI

® 44 Phase 2 Basket Study: Response Rate and Weight Loss at Month 3 POMC/PCSK1/LEPR Heterozygous Deficiency Obesity 34.3% of patients (12/35) achieved the primary endpoint of ≥5% weight loss from baseline at Month 3* Baseline Month 3 Percent change from baseline Mean (SD) body weight: Responders (n=12) 144.7 kg (32.6) 130.7 kg (33.5) - 10.1% (4.4) * Data include six patients who withdrew early, last observed value carried forward, as of Dec. 17, 2020

® 45 Long - term Extension Study: Responses to Setmelanotide Were Maintained Through 6 and 9 Months in POMC/PCSK1/LEPR Heterozygous Deficiency Obesity -16 -12 -8 -4 0 0 3 6 9 Mean weight change, % Months A responder was defined as having ≥5% weight loss from baseline at Month 3. Data as of December 17, 2020, for Month 3 and as of February 23, 2021, for Months 6 and 9; error bars are the 90% CI. CI, confidence interval Responders 3 months −10.1% (90% CI, −12.4% to −7.9%) 9 months −12.3% (90% CI, −16.3% to −8.4%) 6 months −12.2% (90% CI, −14.9% to −9.4%)

Phase 2 Basket Study: Approximately One-Third of Patients Respond to Setmelanotide Treatment at Month 3

SRC1 Deficiency Obesity

30% of patients (9/30) achieved the threshold of ≥5% weight loss or ≥0.15 reduction in BMI Z score from baseline at Month 3

	Responders
≥5% weight loss in those ≥18 years old, n/N (%)	6/20 (30)
≥0.15 reduction in BMI Z score in those <18 years old, n/N (%)	3/10 (30)

Full analysis set reported. In the Completers' set, 33.3% of patients (7/21) were considered responders, including 33.3% of patients (3/9) ≥18 years old and 33.3% of patients (4/12) <18 years old. A responder was defined as ≥5% weight loss in those ≥18 years old or ≥0.15 reduction in BMI Z score in those <18 years old. Reasons for treatment discontinuation include not wanting to take injections, schedule conflict, adverse event, lack of efficacy, and family hardship due to the COVID-19 pandemic. BMI, body mass index.

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® 47 -12 -10 -8 -6 -4 -2 0 2 Responders (n=6) Non-responders (n=14) Responders (n=6) Nonresponders (n=14) Mean weight change, % −7.9 (90% CI, −9.7 to −6.0) −2.3 (90% CI, −3.2 to −1.4) Full analysis set reported. In the Completers’ set, mean percent weight change for responders was −8.7% (90% CI, −11.4% to −6 .0% ; n=4) and for nonresponders was −2.6% (90% CI, −3.8% to −1.3%; n=8). A responder was defined as ≥5% weight loss in those ≥18 years old or ≥0.15 reduction in BMI Z score in those <18 years old. Error bars represent the 90% CI. CI, confidence interval; SD, standard deviation Mean (SD) overall body weight change from baseline of −4.0% (3.3%; n=20) Phase 2 Basket Study: Setmelanotide Decreases Body Weight in Adults with Clear Separation between Responders and Nonresponders SRC1 Deficiency Obesity

® 48 Full analysis set reported. In the completers’ set, mean BMI Z score change for responders was −0.48 (90% CI, −0.95 to −0.01; n= 3) and for nonresponders was −0.09 (90% CI, −0.11 to −0.07; n=6). A responder was defined as ≥5% weight loss in those ≥18 years old or ≥0.15 reduction in BMI Z score in those <18 years old. Error bars represent the 90% CI. BMI, body mass index; CI, confidence interval -1.2 -1.0 -0.8 -0.6 -0.4 -0.2 0.0 0.2 Responders (n=3) Non-responders (n=7) Responders (n=3) Nonresponders (n=7) Mean BMI Z score change −0.48 (90% CI, −0.95 to −0.01) −0.09 (90% CI, −0.11 to −0.07) Mean (SD) overall BMI Z score change from baseline of −0.21 (0.23; n=10) Phase 2 Basket Study: Setmelanotide Decreases BMI Z Score in Children and Adolescents with Clear Separation between Responders and Nonresponders SRC1 Deficiency Obesity

® 49 42.9% of patients (15/35) have achieved the threshold of ≥5% weight loss or ≥0.15 reduction in BMI Z score from baseline at Month 3 Proportion of patients Responders ≥5% weight loss in those ≥18 years old, n/N (%) 8/22 (36.4) ≥0.15 reduction in BMI Z score in those <18 years old, n/N (%) 7/13 (53.8) Full analysis set reported. In the completers’ set, 59.1% of patients (13/22) were considered responders, including 53.8% of pat ients (7/13) ≥18 years old and 66.6% of patients (6/9) <18 years old. A responder was defined as ≥5% weight loss in those ≥18 years old or ≥0.15 reduction in BMI Z score in those <18 years old ; BMI, body mass index Phase 2 Basket Study: More Than 40% of Patients Respond to Setmelanotide Treatment at Month 3 SH2B1 Deficiency Obesity

® 50 -12 -10 -8 -6 -4 -2 0 2 4 Responders (n=8) Non-responders (n=14) −7.2 (90% CI, −8.6 to −5.8) −0.8 (90% CI, −1.9 to 0.3) Mean weight change, % Responders (n=8) Nonresponders (n=14) Phase 2 Basket Study: Setmelanotide Decreases Body Weight in Adults with Clear Separation between Responders and Nonresponders SH2B1 Deficiency Obesity Full analysis set reported. In the Completers’ set, in the combined population, mean percent weight change for responders was −7 .3% (90% CI, −9.0% to −5.7%; n=7) and for nonresponders was −0.2% (90% CI, −2.8% to 2.4%; n=6). A responder was defined as ≥5% weight loss in those ≥18 years old or ≥0.15 reduction in BMI Z score in those <18 years old. Err or bars represent the 90% CI. CI, confidence interval; SD, standard deviation M ean (SD) overall body weight change from baseline of −3.1% (3.9%; n=22)

® 51 Additional Supporting Slides

® 52 International one - year, open - label study Enrollment: 10 patients • 5 with biallelic POMC, PCSK1 or LEPR deficiency • 5 with BBS Primary endpoint: Responder analysis based on proportion of patients who experience a decrease in BMI - Z of ≥0.2 Secondary endpoints : S afety and tolerability Phase 3 Trial in Pediatric Patients Ages 2 to 6 years old Initiated Rare genetic diseases of obesity often present early in life

® 53 Phase 3 randomized, double - blind “switch study” initiated in 4Q 2021 • Enrollment: 30 patients with BBS or biallelic or heterozygous POMC, PCSK1 or LEPR deficiency who have who have been on open - label QD setmelanotide treatment for at least 6 months • Randomized 1:1 for 13 weeks of double - blind administration of QD vs QW, followed by crossover to 13 weeks open - label QW for all patients • Primary endpoint: responder analysis, based on the proportion of patients with no weight gain of 5 percent or greater from baseline to week 13 Phase 3 randomized, double - blind, placebo - controlled “de novo” study of once - weekly (QW) formulation of setmelanotide to be initiated in 2H 2022 • Enrollment: 40 setmelanotide - naïve patients with BBS (~60% adults) • 18 weeks of double - blind administration of QW vs placebo, followed by crossover to 14 weeks of open - label QW administration of setmelanotide for all patients • Primary endpoint: Mean change in weight compared to placebo Phase 3 Trials Evaluating Weekly Formulation of Setmelanotide Weekly formulation of setmelanotide designed to improve compliance and adherence

® 54 Design allows for independent data readouts, success in each sub - study and registration for each gene First patient: 1H 2022 Each sub - study : • Placebo - controlled: Patients randomized 1:1 (therapy vs. placebo) • Enrollment: 12 - 18 months • Treatment period is 52 weeks Endpoints • Primary : Difference in mean percent change in BMI at 52 weeks compared to placebo • Key secondaries : additional measurements of effect on weight and hunger Phase 3 EMANATE 3 Trial Comprised of Four Independent Sub - studies 1. POMC/PCSK1 * : 86 patients 2. LEPR * : 86 patients 3. SRC1 : 112 patients 4. SH2B1 : 112 patients Stratification : Suspected pathogenic, likely pathogenic, pathogenic Age: 6 - 11, 12 - 17, 18 - 65. Stratification: Age: 6 - 11, 12 - 17, 18 - 65. * Heterozygous Updated

® 55 Heterozygous POMC/PCSK1 and LEPR sub - studies are 90% powered to show >8% treatment effect vs. placebo SRC1 and SH2B1 sub - studies are 90% powered to show >7% treatment effect vs. placebo Assumption to achieve mean treatment effect v placebo: • The placebo group is not expected to lose weight, even with lifestyle intervention • The placebo group may even gain 2% over 52 weeks • Setmelanotide non - responders demonstrate treatment effect (weight loss, BMI reduction) relative to placebo • Setmelanotide responders anticipated to demonstrate >10% treatment effect at 52 weeks • Setmelanotide mean treatment effect (weighted responder and non - responder) anticipated to be >8% at 52 weeks EMANATE Primary Endpoint: Difference in Mean Percent Change in BMI at 52 Weeks Compared to Placebo PLP: pathogenic, likely pathogenic or suspected pathogenic UPDATED

® 56 EMANATE Secondary Endpoints to Illustrate Effect on Weight and Hunger Secondary endpoints • Proportion of patients who achieve at least 5% reduction in BMI at 52 weeks compared to placebo • Proportion of patients who achieve at least 10% reduction in BMI at 52 weeks compared to placebo • Difference in mean change in body weight at 52 weeks in adult patients (age ≥18 years at baseline) compared to placebo, assessed as change in body weight • Mean percent change in the weekly average most hunger score at 52 weeks compared to placebo • Mean body weight loss, % body weight loss in responders with ≥5% body weight loss in adult patients (if > 18 years at baseline), and a decrease in % of BMI by 3% in pediatric/adolescent patients (age <18 years at baseline) after 12 weeks compared to placebo • Mean change in symptoms of hyperphagia and impacts of hyperphagia at 52 weeks compared to placebo

® 57 Phase 2 DAYBREAK Trial Designed to Evaluate Setmelanotide Therapy in 10 Genes with Strong or Very Strong Relevance to MC4R Pathway ≥12 years starting dose 2 mg 6 to <12 years starting dose 1 mg 6 to <12 years dose titration to 2 mg Open - label dose titration 2 weeks Screening 2 - 8 weeks 10 weeks Open - label treatment at therapeutic dose 3 mg Open - label run - in Week 0 (baseline) Week 16 Screening Visit 1 a R 2:1 Placebo Randomized, double - blind Setmelanotide 3 mg 24 weeks End of study visit a Visit 14 Week 40 (primary assessment) Final visit Stage 1 Stage 2 Responder? Yes No End of study visit Week 44 a Virtual visit. R, randomization.

® 58 Primary endpoint is the proportion of patients by gene who enter Stage 2 and are responders compared to placebo • Responders > 18 years who achieve 10% or greater body weight reduction from baseline • Responders <18 years who achieve BMI reduction of > 0.3 from baseline Secondary endpoints by gene • Proportion of patients who meet 5% weight loss criteria to enter Stage 2 compared to historic rate of 5% • Mean change and percent change in body weight in patients > 18 years of age compared to placebo • Mean BMI - Z change in patients <18 years of age compared to placebo • Mean change in waist circumference in patients > 12 years of age compared to placebo • Mean % change in weekly average hunger • Overall safety and tolerability Other secondaries: physical functioning scores and quality of life measures vs placebo DAYBREAK Phase 2 Trial Design and Endpoints Enable Rapid Path to Proof of Concept Based on Individual Genes

Phase 3 Trial Setmelanotide Achieved Clinically Meaningful Improvements in Health-related Quality of Life (HRQOL) in Patients with BBS

85% of patients reported clinically meaningful improvements or preserved non-impaired health related quality of life status

Impact of Setmelanotide on HRQOL

	Adults (≥18 years old)	Children (8-17 years old)
Patients, n	11	9
	IWQOL-Lite total score*	PedsQL total score**
Baseline, mean (standard deviation)	74.9 (12.6)	67.2 (18.9)
Change at week 52, mean (SD)	**+12.0 (10.8)**	**+11.2 (14.4)**

***Impact of weight on quality of life or IWQOL:** Is a zero to 100 range, with zero being the worst possible and 100 best possible score. A total score increase of 7.7 to 12 is considered clinically meaningful improvement; Pre-defined ranges are: Impairment: <71.8 = severe, 71.9-79.4 = moderate, 79.5-87.0 = mild, 87.1-94.6 = none.
****Pediatric quality of life inventory or PedsQL:** Also zero to 100, with zero being the worst and 100 best possible score. A total score increase of 4.44 or greater is considered clinically meaningful. Impairment is defined as a score < 68.2.

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